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                                                                    EXHIBIT 10.8

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT dated as of August 22, 2003 by and between Omnicomm Systems, Inc. (the "Company"), a Delaware corporation, and Cornelis Wit (the "Executive").

         1. Reference is hereby made to that certain Employment Agreement (the "Employment Agreement") dated June 1, 2002 by and between the Company and Executive. All terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Employment Agreement.

         2. Paragraph 2 of the Employment Agreement shall be amended in its entirety to read as follows:

                  "Term and Termination. This Agreement shall commence on June 1, 2002 and shall terminate as of the earlier of:

                  (a)      December 31, 2004, unless extended by the Company;

                  (b) the death or disability of the Executive. Disability shall mean the Executive's inability, due to sickness or injury, to perform effectively his duties hereunder for a period of at least 90 consecutive days;

                  (c) thirty (30) days after notice is given by the Company to the Executive after a material breach hereof by the Executive; or,

                  (d) thirty (30) days after notice is given by the Executive to the Company after a material breach hereof by the Company.

         The exercise of the Company's or the Executive's right to terminate this Agreement pursuant to clause (c) or (d) hereof, as the case may be, shall not abrogate the rights and remedies of the terminating party in respect of the breach giving rise to such termination.

         3. Except as otherwise amended hereby the terms and conditions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

OMNICOMM SYSTEMS, INC.

BY: /s/ RANDALL SMITH
   -------------------------------
    Name: Randall Smith
    Title: Chairman of the Board

EXECUTIVE:

/s/ CORNELIS WIT
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Cornelis Wit